UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 30, 2014

Strategic Hotels & Resorts, Inc.
(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	001-32223 (Commission File Number)	33-1082757 (IRS Employer Identification No.)

200 West Madison Street, Suite 1700
Chicago, Illinois 60606
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (312) 658-5000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement.
On December 30, 2014, the joint venture (the “Essex House Joint Venture”) that owns the hotel commonly known as the JW Marriott Essex House Hotel (the “Hotel”) entered into a loan agreement (the “Loan Agreement”) with Metropolitan Life Insurance Company, as lender (the “Essex House Loan”). The principal amount of the Essex House Loan is $225.0 million, which bears interest at a rate of LIBOR plus 2.95% per annum. The Essex House Loan is secured by, among other things, a first mortgage with respect to the Hotel. The Essex House Loan has a three-year initial term with two, one-year extension options available to the Essex House Joint Venture upon the satisfaction of certain financial and other conditions. The Essex House Loan replaces the $185.8 million mortgage loan previously encumbering the Hotel. Strategic Hotels & Resorts, Inc. (the “Company”) has a 51% controlling interest in the Essex House Joint Venture and serves as managing member and asset manager. Affiliates of KSL Capital Partners, LLC own the remaining 49% interest in the Essex House Joint Venture.
The foregoing description of the Essex House Loan is qualified in its entirety by reference to the Loan Agreement, a copy of which will be attached as an exhibit to the Company’s Annual Report on Form 10-K for the year ended December 31, 2014, which the Company intends to file in February 2015.
Item 2.03     Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth above in “Item 1.01 - Entry into a Material Definitive Agreement” of this Current Report on Form 8-K (this “Current Report”) is incorporated herein by reference.
Item 7.01    Regulation FD Disclosure.
A copy of the press release announcing the Essex House Loan is attached to this Current Report as Exhibit 99.1 and is incorporated herein solely for purposes of this Item 7.01 disclosure.
The information in Item 7.01 of this Current Report, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section. The information in Item 7.01 of this Current Report, including Exhibit 99.1 attached hereto, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any incorporation by reference language in any such filing.

Item 9.01    Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit Number	Description
99.1	Press release dated December 30, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRATEGIC HOTELS & RESORTS, INC.

January 6, 2015	By:	/s/ Paula C. Maggio
	Name:	Paula C. Maggio
	Title:	Executive Vice President, General Counsel & Secretary

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release dated December 30, 2014